   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1997
                                                     REGISTRATION NO. 333-
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1

                            REGISTRATION STATEMENT

                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                            SIGNATURE RESORTS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              MARYLAND                              6552                             95-4582157
  (STATE OR OTHER JURISDICTION OF       (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)             IDENTIFICATION NO.)

                    5933 WEST CENTURY BOULEVARD, SUITE 210
                         LOS ANGELES, CALIFORNIA 90045
                                (310) 348-1000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------
                               ANDREW D. HUTTON
                      VICE PRESIDENT AND GENERAL COUNSEL
                            SIGNATURE RESORTS, INC.
                    5933 WEST CENTURY BOULEVARD, SUITE 210
                         LOS ANGELES, CALIFORNIA 90045
                                (310) 348-1000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------
                                  COPIES TO:

            JOHN M. NEWELL, ESQ.                         PETER T. HEALY, ESQ.
              LATHAM & WATKINS                          O'MELVENY & MYERS LLP
            633 W. FIFTH STREET                           275 BATTERY STREET
                 SUITE 4000                            EMBARCADERO CENTER WEST
       LOS ANGELES, CALIFORNIA 90071               SAN FRANCISCO, CALIFORNIA 94111
               (213) 485-1234                               (415) 984-8833

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION
                                  STATEMENT.

                               ----------------

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. [X] Registration No. 333-18447

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement from the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                                PROPOSED
                                                 PROPOSED       MAXIMUM
 TITLE OF EACH CLASS OF          AMOUNT           MAXIMUM      AGGREGATE   AMOUNT OF
    SECURITIES TO BE             TO BE        OFFERING PRICE   OFFERING   REGISTRATION
       REGISTERED             REGISTERED(1)       PER UNIT     PRICE(2)       FEE
----------------------------------------------------------------------------------------
  % Convertible Subordinated
 Notes due 2007..............  $23,000,000          100%      $23,000,000    $6,970
Common Stock, $0.01 par value
 per share...................             (3)         -                 -         -
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
(1) Includes $3,000,000 principal amount of Convertible Notes issuable upon exercise of the Underwriters' over-allotment option.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).
(3) Such indeterminable number of shares of Common Stock as may be required for issuance upon conversion of the Convertible Notes being registered hereunder. Pursuant to Rule 457(i), no registration fee for such shares of Common Stock is required.

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

  The contents of the Registration Statement on Form S-1 (No. 333-18447), filed by Signature Resorts, Inc. pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and declared effective on January 28, 1997 by the Securities and Exchange Commission, are hereby incorporated by reference in this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, ON JANUARY 28, 1997.

                                          SIGNATURE RESORTS, INC.

                                          By:  /s/ Andrew D. Hutton
                                             ----------------------------------
                                             Name: Andrew D. Hutton
                                             Title: Vice President and General
                                                    Counsel

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                 *                   Chairman of the Board and      January 28, 1997
____________________________________ Chief Executive Officer
            Osamu Kaneko             (Principal Executive
                                     Officer)

                 *                   Director and President         January 28, 1997
____________________________________
          Andrew J. Gessow

                 *                   Director, Chief Operating      January 28, 1997
____________________________________ Officer and Secretary
         Steven C. Kenninger

                 *                   Executive Vice President and   January 28, 1997
____________________________________ Chief Financial Officer
          Michael A. Depatie         (Principal Financial
                                     Officer)

                 *                   Executive Vice President and   January 28, 1997
____________________________________ Director
            James E. Noyes

                 *                   Senior Vice President and      January 28, 1997
____________________________________ Chief Accounting Officer
            Charles C. Frey          (Principal Accounting
                                     Officer)

                 *                   Director                       January 28, 1997
____________________________________
            Juergen Bartels

                 *                   Director                       January 28, 1997
____________________________________
           Sanford R. Climan

                 *                   Director                       January 28, 1997
____________________________________
           Joshua S. Friedman

                 *                   Director                       January 28, 1997
____________________________________
            W. Leo Kiely III

By:   /s/ Andrew D. Hutton
   ---------------------------------
          Andrew D. Hutton
          Attorney-in-fact

                                EXHIBIT INDEX

                                                                               SEQUENTIALLY
 EXHIBIT                                                                         NUMBERED
 NUMBER                         DESCRIPTION                                        PAGE
 -------                        -----------                                    ------------
  + 5.1     Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the Common Stock being registered
             (including consent).........................................
  + 5.2     Opinion of Latham & Watkins regarding the legality of
             the Convertible Notes (including consent)..................
  +23.1     Consent of Ballard Spahr Andrews & Ingersoll (included
             as part of Exhibit 5.1).....................................
  +23.2     Consent of Latham & Watkins (included as part of
             Exhibit 5.2)................................................
  *23.3     Consent of Arthur Andersen LLP...............................
  *23.4     Consent of Ernst & Young LLP.................................
  +24       Power of Attorney............................................

--------
*Filed herewith.
+Included as part of Registration No. 33-18447 and incorporated by reference herein.